UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

HAMPSHIRE GROUP, LIMITED
 (Exact name of registrant as specified in its charter)

Delaware	000-20201	06-0967107
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 W. 41st Street, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 840-5666

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Beginning on February 18, 2010, Hampshire Group, Limited (the “Company”) may make available and distribute to prospective and current investors a slide presentation regarding the Company’s operating and growth strategies and performance. The presentation materials will also be posted to the Company’s website on or about February 22, 2010. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached presentation materials shall be deemed “furnished” to the Securities and Exchange Commission and not “filed” for all purposes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Investor Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By /s/ Jonathan Norwood
Name: Jonathan Norwood
Title: Vice President, Chief Financial Officer and Treasurer

Dated: February 18, 2010